Exhibit 10.1

FIFTH MODIFICATION TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fifth Modification to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into effective as of February 5, 2025 (the “Effective Date”) by and among CIBC BANK USA, (the “Lender”), LIFEWAY FOODS, INC., an Illinois corporation (“Lifeway”), FRESH MADE, INC., a Pennsylvania corporation (“FMI”), and LIFEWAY WISCONSIN, INC., an Illinois corporation (“LWI” and together with Lifeway and FMI being sometimes individually referred to as a “Borrower” and collectively referred to as the “Borrowers”).

R E C I T A L S :

WHEREAS, the Lender, the Borrowers and The Lifeway Kefir Shop LLC, an Illinois limited liability company formerly known as Starfruit which has been dissolved, entered into an Amended and Restated Loan and Security Agreement dated May 7, 2018, as amended by that certain First Modification to Amended and Restated Loan and Security Agreement effective as of March 31, 2019, that certain Second Modification to Amended and Restated Loan and Security Agreement effective as of December 10, 2019, that Third Modification to Amended and Restated Loan and Security Agreement effective as of September 30, 2020, that Fourth Modification to Amended and Restated Loan and Security Agreement effective as of August 18, 2021, and that Early Opt-In Election and Related Amendment to Loan Documents dated June 26, 2023 (as modified, the “Loan Agreement”), pursuant to which the Lender made available to the Borrowers a credit facility;

WHEREAS, the Lender and Borrowers desire to amend the Loan Agreement, among other things, to increase the Revolving Commitment and extend the Termination Date; and

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Definitions. (a) Undefined Terms. Unless the context otherwise provides or requires, capitalized terms used herein which are not defined herein shall have the meanings ascribed to them in the Loan Agreement; provided, however, that all references in the Loan Agreement to (a) “Obligations” shall, in addition to the definition set forth in the Loan Agreement include, but not be limited to, the duties and obligations of the Borrowers under this Amendment, and (b) “Loan Documents” shall, in addition to the definition set forth in the Loan Agreement include, but not be limited to, this Amendment and the documents and instruments to be delivered pursuant to this Amendment.

(b)Amended, Restated and Additional Defined Terms. When used herein and in the Loan Agreement, the following definitions shall (i) if such definition is not presently included in the Loan Agreement, be added (in alphabetical order) to Section 1.1 and (ii) if such definition is not presently included in the Loan Agreement, amend and restate such definitions:

“Applicable Margin” means, for any day, the rate per annum set forth below, it being understood that the Applicable Margin for (i) SOFR Loans shall be the percentage set forth under the column “SOFR Margin”, (ii) Base Rate Loans shall be the percentage set forth under the column “Base Rate Margin”, (iii) the Non-Use Fee Rate shall be the percentage set forth under the column “Non-Use Fee Rate” and (iv) the L/C Fee shall be the percentage set forth under the column “L/C Fee Rate”:

SOFR Margin (Revolving Loans)	SOFR Margin (Term Loan)	Base Rate Margin (Revolving Loans)	Base Rate Margin (Term Loan)	Non-Use Fee Rate	L/C Fee Rate
1.75%	N.A.	-1.00	N.A.	0.25%	1.00%

1

“Change of Control” means the occurrence of any of the following events: (i) Julie Smolyansky ceases to be a member of the Governing Body of Lifeway and each of the Borrowers; (ii) a change in the majority of the Persons serving on the Governing Body of Lifeway and each of the Borrowers shall have occurred during any period of twelve (12) consecutive months; or (iii) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 as in effect on the Closing Date) shall have acquired thirty percent (30%) or more of the outstanding voting Capital Securities of Lifeway; (iv) Lifeway shall cease to, directly or indirectly, own and control 100% of the total voting power of the outstanding Capital Securities of the Borrowers (other than Lifeway); or (v) the granting by Lifeway or any Borrowers, directly or indirectly, of a security interest in any Borrowers or any Subsidiary to any Person other than Lender (or an Affiliate of Lender), which could result in the Change of Control described in subsection (iii) of this paragraph

“Excess Availability” means the positive difference, if any, between (i) the Revolving Commitment and (ii) the Revolving Outstanding.

“Fixed Charge Coverage Ratio” means, for any Computation Period, the ratio of (a) the total for such period of EBITDA minus the sum of (i) income taxes paid in cash net of refunds received by the Loan Parties, (ii) all unfinanced Capital Expenditures, (iii) cash distributions or dividends (to the extent permitted hereunder), and (iv) amounts paid to repurchase or redeem stock or equity (unless, at the end of such Computation Period, the Redemption Condition was satisfied) to (b) the sum for such period of (i) cash Interest Expense plus (ii) required payments of principal of Funded Debt (including the Term Loan but excluding the Revolving Loans) plus (iii) management fees paid in cash if and to the extent permitted hereunder.

“Funded Debt” means the outstanding principal balance of all Debt of Borrowers on a consolidated basis other than (i) Subordinated Debt, and (ii) Contingent Liabilities relating to Debt excluded under clause (i) of this definition.

“Governing Body” means the board of directors, board of managers, board of representatives, board of advisors or similar governing or advisory body of Lifeway or any Borrower (and, with respect to a member managed limited liability company, shall be a reference to the Governing Body of such member).

“Liquidity” means, for any Computation Period, the sum of (i) cash, (ii) Cash Equivalent Investments and (iii) Excess Availability, in each case, as determined as of the last day of such Computation Period.

“Loan” or “Loans” means Revolving Loans. For the avoidance of doubt, (a) all Loans are cross-defaulted and cross-collateralized, and (b) all Term Loans have been paid in full and are no longer outstanding.

“Redemption Condition” means, for any Computation Period, that Liquidity is equal to or greater than $5,000,000.

“Revolving Commitment” means $25,000,000 subject to Section 2.1.1. hereof. Annex A to the Loan Agreement is hereby amended and restated in accordance with Annex A attached to this Amendment.

"SOFR Interest Rate" means, with respect to each day during which interest accrues on any portion of a SOFR Loan, subject to the terms and conditions of the Amended Agreement, the rate per annum (expressed as a percentage) equal to Term SOFR for the applicable Term SOFR Interest Period for such day, plus the Applicable Margin that applies to such type of SOFR Loan plus the SOFR Spread Adjustment for the applicable Term SOFR Interest Period; provided that the SOFR Interest Rate on such SOFR Loan or portion thereof shall not at any time be less than 0.20%.

“Termination Date” means the earlier to occur of (a) February 5, 2028, which date may be extended at the request of any Borrower with the written consent of Lender without the need for any formal amendment hereto, or (b) such other date on which the Commitments terminate pursuant to Section 5 or Section 13.2.

2

2. Amendment to Loan Agreement.

(a) Commencing the Effective Date, Section 2.1.1 of the Loan Agreement is amended and restated as follows:

2.1.1Revolving Commitment. Lender agrees to make loans on a revolving basis (“Revolving Loans”) from time to time until the Termination Date as Borrowers may request from Lender; provided that after giving effect to such Revolving Loans, the Revolving Outstandings will not at any time exceed Revolving Loan Availability.

(b) Commencing the Effective Date, Section 5.2.2(b) of the Loan Agreement is amended and restated as follows:

(b)If on any day the Revolving Outstandings exceeds the Revolving Commitment, Borrowers shall immediately prepay Revolving Loans and/or Cash Collateralize the outstanding Letters of Credit, or do a combination of the foregoing, in an amount sufficient to eliminate such excess.

(c) Commencing the Effective Date, Section 10.6 of the Loan Agreement is amended and restated as follows:

10.6Use of Proceeds. Use the proceeds of the Loans, and the Letters of Credit, solely to refinance the indebtedness incurred pursuant to the Existing Loan Agreement, for working capital, capital expenditures, for the purchase or redeem any of its equity interests or any warrants, options or other rights in respect thereof to the extent permitted pursuant to Section 11.4 hereof, and general corporate purposes; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any Margin Stock.

(d) Commencing the Effective Date, Section 11.4 of the Loan Agreement is amended and restated as follows:

11.4Restricted Payments. Not and shall not permit any Subsidiary to (a) make any distribution (other than distributions consisting solely of Capital Securities) to any holders of its Capital Securities, (b) purchase or redeem any of its Capital Securities, (c) pay any management fees or similar fees to any of its equity holders or any Affiliate thereof, (d) make any redemption, prepayment (whether mandatory or optional), defeasance, repurchase or any other payment in respect of any Subordinated Debt or (e) set aside funds for any of the foregoing. Notwithstanding the foregoing, (i) any Subsidiary may (a) pay dividends or make other distributions; and/or (b) pay management fees or similar fees, in either case to any Borrower or to a domestic Wholly-Owned Subsidiary; (ii) Loan Parties may pay reasonable compensation for services actually rendered consistent with past practice; (iii) so long as no Event of Default or Default exists or would result therefrom (including, but not limited to, any Event of Default or Default under Section 11.14 hereof) that has not been or would not be waived in accordance with Section 14.1, Borrowers may make regularly scheduled payments of interest in respect of Subordinated Debt to the extent permitted under the subordination provisions thereof; and (iv) so long as no Event of Default or Default exists or would result therefrom (including, but not limited to, any Event of Default or Default under Section 11.14 hereof) or any such Event of Default of Default that exists or would result therefrom has been waived in accordance with Section 14.1, Lifeway may declare and pay cash distributions or dividends on its outstanding capital stock and purchase or redeem any of its equity interests or any warrants, options or other rights in respect thereof.

3

(e) Commencing the Effective Date, Section 11.14.3 of the Loan Agreement is amended and restated as follows:

11.14.3 Maximum Cash Flow Leverage. As of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2025, Borrowers, collectively, shall maintain a ratio of (i) Funded Debt to (ii) EBITDA (based on the trailing twelve month period), of not greater than 2.00 to 1.00.

(f) Commencing on the Effective Date, Annex A to the Loan Agreement is amended and restated as provided in Annex A to this Amendment.

(g) Commencing on the Effective Date, Exhibit B to the Loan Agreement is amended and restated as provided in Exhibit B to this Amendment.

(h) Except as specifically set forth herein, Note and the Loan Documents previously delivered by the Borrowers shall remain in full force and effect and are hereby ratified and confirmed in all respects. The indebtedness evidenced by the Note is continuing indebtedness of the Borrowers and nothing herein shall be deemed to constitute a payment, settlement or novation of the Note, or to release or otherwise adversely affect any lien or security interest securing such indebtedness or any rights of the Lender against any party primarily or secondarily liable for such indebtedness.

3. Reserved.

4. Representations and Warranties of Borrowers.

(a) The Recitals in this Amendment are true and correct in all respects.

(b) All representations and warranties of each Borrower in the Loan Agreement and in the other Loan Documents to which each Borrower is a party are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.

(c) No Event of Default or Default has occurred and is continuing.

(d) Each Borrower has the power, and has been duly authorized by all requisite action, to execute and deliver this Amendment. This Amendment has been duly executed by each Borrower.

(e) This Amendment is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower and each of the other Borrowers in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally.

(f) The execution, delivery and performance of this Amendment do not and will not (i) violate any law, rule, regulation or court order to which any of the Borrowers is subject; (ii) conflict with or result in a breach of the certificate of formation or incorporation, bylaws, limited liability company agreement or other organizational documents of any of the Borrowers or any other agreement or instrument to which it is party or by which the properties of any of the Borrowers is bound; or (iii) result in the creation or imposition of any Lien on any property of any of the Borrowers, whether now owned or hereafter acquired, other than Liens in favor of the Lender.

(g) No consent or authorization of, filing with or other act by or in respect of any Person is required in connection with the execution, delivery or performance by each of the Borrowers, or the validity or enforceability, of this Amendment, or the consummation of the transactions contemplated hereby.

4

5. Conditions Precedent to Effectiveness. This Amendment shall be effective on the date when each of the following conditions shall have been satisfied in the sole discretion of the Lender:

(a) Amendment. Each of the Borrowers and the Lender shall have delivered to the Lender executed counterparts of this Amendment;

(b) Amended and Restated Note. The Borrowers shall have delivered to the Lender a Third Amended and Restated Note in the form attached hereto as Exhibit A;

(c) Secretary and Manager Certificates. With respect to each Borrower (i) good standing certificates in its state of incorporation (or formation) and in each other state requested by the Lender; and (ii) certification that the certificates delivered by such Borrower on or about May 7, 2018, remain in full force and effect (it being understood that the Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), all certified by its secretary or an assistant secretary or manager (or similar officer) as being in full force and effect without modification;

(d) Closing Fee. In consideration of the Lender’s amendments to the Loan Agreement as provided in this Amendment, Borrowers shall pay to the Lender on the date hereof a non-refundable closing fee equal, in the aggregate, to Twenty-Five Thousand and 00/100 Dollars ($25,000.00).

(e) Other Documents. The Borrowers shall have delivered to the Lender such other agreements, certificates, instruments and other documents as the Lender may reasonably request to accomplish the purposes of this Amendment.

6. Reference to and Effect on Loan Documents.

(a) Ratification. Except as specifically provided in this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and each Borrower hereby ratifies and confirms each such Loan Document.

(b) No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of either party under the Loan Agreement or any of the other Loan Documents, or, except as expressly provided in herein, constitute a consent, waiver or modification with respect to any provision of the Loan Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended and modified hereby.

7. Entire Agreement. This Amendment, including all annexes, exhibits, schedules and other documents incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

8. Fees and Expenses. As provided in the Loan Agreement, the Borrowers agree to pay on demand all reasonable fees, costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment.

5

9. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

10. Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

11. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the Lender and shall be binding upon the successors and assigns of each Borrower.

12. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (such as fax or e-mail) shall be as effective as delivery of a manually executed counterpart thereof.

13. Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

14. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE CREDIT AGREEMENT.

15. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE PARTIES FURTHER CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER SET FORTH IN THE LOAN AGREEMENT. EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

16. Waiver of Jury Trial. THE LENDER AND EACH OF THE BORROWERS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND EACH AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AMENDMENT.

6

17. Release of Claims. In consideration for entering into this agreement, the sufficiency of which is acknowledged, and excepting only the contractual obligations respecting future performance by the Lender arising under the Loan Agreement and the Loan Documents, each of the Borrowers hereby irrevocably releases and forever discharges the Lender and each of its affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, representatives and attorneys (each, a “Released Person”) of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which such Borrowers may now have or claim to have on and as of the date hereof against any Released Person, whether presently known or unknown, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, and of every nature and extent to the extent arising out of, under or from the Loan Agreement, Loan Documents and related transactions (collectively, “Claims”). Each Borrower jointly and severally represents and warrants to the Lender that it has not granted or purported to grant to any other Person any interest whatsoever in any Claim, as security or otherwise. The Borrowers shall jointly and severally indemnify, defend and hold harmless each Released Person from and against any and all Claims and any loss, cost, liability, damage or expense (including reasonable attorneys’ fees and expenses) incurred by any Released Person in investigating, preparing for, defending against, providing evidence or producing documents in connection with or taking other action in respect of any commenced or threatened Claim.

EACH BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AMENDMENT. EACH BORROWER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH BORROWER WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

[SIGNATURE PAGE FOLLOWS]

7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

THE LENDER:

CIBC BANK USA FORMERLY KNOWN AS THE PRIVATE BANK AND TRUST COMPANY

By: /s/ Scott Williams

Authorized Officer

THE BORROWERS:

Lifeway Foods, Inc.

By: /s/ Eric Hanson

Name: Eric Hanson

Title: Chief Financial and Accounting Officer

Fresh Made, Inc.

By: /s/ Eric Hanson

Name: Eric Hanson

Title: Chief Financial Officer and Accounting Officer

LIFEWAY WISCONSIN, INC.

By: /s/ Eric Hanson

Name: Eric Hanson

Title: Chief Financial Officer and Accounting Officer

8

AMENDED AND RESTATED ANNEX A

COMMITMENTS

Lender	Revolving Commitment Amount
CIBC Bank USA	$25,000,000.00
TOTALS	$25,000,000.00

9

EXHIBIT A

FORM OF THIRD AMENDED AND RESTATED

NOTE

$25,000,000.00	February 5, 2025
Chicago, Illinois

The undersigned, for value received, promises to pay to the order of CIBC Bank USA (“Lender”) and its registered assigns at its principal office in Chicago, Illinois the aggregate unpaid amount of all Loans made to the undersigned by Lender pursuant to the Loan and Security Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of Lender), such principal amount to be payable on the dates set forth in the Loan and Security Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Loan and Security Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Loan and Security Agreement, dated as of May 7, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”; terms not otherwise defined herein are used herein as defined in the Loan and Security Agreement), between the undersigned and Lender, to which Loan and Security Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

This Note amends, restates and replaces in its entirety that certain Second Amended and Restated Note dated September 30, 2020 executed and delivered by the undersigned in favor of the Lender pursuant to the Loan Agreement (collectively, the “Prior Note”). Neither execution of this Note by the undersigned nor cancellation of the Prior Note by the Lender shall be deemed or construed as a novation of the obligations of the undersigned evidenced by the Prior Note, all of which shall be and remain in full force and effect and evidenced by this Note.

[SIGNATURE PAGE FOLLOWS]

10

Lifeway Foods, Inc.

By: _____________________________

Name: Eric Hanson

Title: Chief Financial and Accounting Officer

Fresh Made, Inc.

By: _____________________________

Name: Eric Hanson

Title: Chief Financial Officer and Accounting Officer

LIFEWAY WISCONSIN, INC.

By: _____________________________

Name: Eric Hanson

Title: Chief Financial Officer and Accounting Officer

11

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

To:CIBC Bank USA, as Lender

Please refer to the Amended and Restate Loan and Security Agreement dated as of May 7, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) LIFEWAY FOODS, INC., an Illinois corporation (“Lifeway”), FRESH MADE, INC., a Pennsylvania corporation (“FMI”), and LIFEWAY WISCONSIN, INC., an Illinois corporation (“LWI” and together with Lifeway and FMI being sometimes individually referred to as a “Borrower” and collectively referred to as the “Borrowers”), and CIBC Bank USA, as Lender. Terms used but not otherwise defined herein are used herein as defined in the Loan and Security Agreement.

I.	Reports. Enclosed herewith is a copy of the [annual audited/quarterly/monthly] report of Borrowers as at _____________, ____ (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations [(subject to the absence of footnotes and to normal year-end adjustments)] of Borrowers as of the Computation Date and has been prepared in accordance with GAAP consistently applied.

II.	Financial Tests. Borrowers hereby certify and warrant to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Loan and Security Agreement:

[REVISE AS APPROPRIATE]

A.Section 11.14.1 - Reserved

B.Section 11.14.2 - Minimum Fixed Charge Coverage Ratio

	1. Consolidated Net Income	$________

2. Plus:	Interest Expense	$________
	income tax expense	$________
	depreciation	$________
	amortization	$________
	non-cash compensation expense	$________
	non-cash charges	$________

	3. Total (EBITDA	$________

	4. Income taxes paid, net of refunds	$________

	5. Unfinanced Capital Expenditures	$________

	6. Permitted Cash Distributions and Dividends	$________

	7. Redemptions and Share Repurchases	$________

	8. Sum of (4), (5), (6) and (7)	$________

12

9. Remainder of (3) minus (8)	$________

10. . Interest Expense	$________

11. Required payments of principal (excluding Revolving Loans)	$0.00

12.. Sum of (10) and (11)	$________

13. Ratio of (9) to (12)	____ to 1.00

14. Minimum Required	1.25 to 1.00

C.Section 11.14.3 - Maximum Cash Flow Leverage

1. All Debt of Borrowers	$________

2. Subordinated Debt included in C (1) above	$________

3. Contingent Liabilities included in C (1) above	$________

4. Sum of (2) and (3)	$________

5. Funded Debt (remainer of (1) minus (4))	$________

6..EBITDA (from Item B(3) above)	$________

7. Ratio of (1) to (2)	____ to 1.00

8. Maximum allowed	2.00 to 1.00

Borrowers further certify to you that no Default or Event of Default has occurred and is continuing that has not been waived in accordance with Section 14.1.

14

Borrowers have caused this Certificate to be executed and delivered by its duly authorized officer on _________, ____.

Lifeway Foods, Inc.

By: _____________________________

Title: _____________________________

Fresh Made, Inc.

By: _____________________________

Title: _____________________________

LIFEWAY WISCONSIN, INC.

By: _____________________________

Title: _____________________________

15